Second Quarter 2018

Supplemental

Plymouth Industrial REIT, Inc.
Table of Contents

Introduction
Management, Board of Directors & Investor Contacts	2
Executive Summary	3
Transaction Activity Since IPO	4
Capitalization Analysis	5
Financial Information
Consolidated Balance Sheets (unaudited)	6
Consolidated Statements of Operations - GAAP (unaudited)	7
Same Store Net Operating Income (NOI)	8
NOI	9
Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA)	10
Funds from Operations (FFO) & Adjusted Funds from Operations (AFFO)	11
Debt Overview	12
Operational & Portfolio Information
Property Overview - Square Feet & Occupancy	13
Market Summary	14
Leasing Activity	15
Lease Expiration Schedule	16
Appendix
Glossary	17

Forward looking statements: This supplemental package contains forward-looking statements within the meaning of the U.S. federal securities laws. We make statements in this supplemental package that are forward-looking statements, which are usually identified by the use of words such as “anticipates,” “believes,” “estimates,” “expects,” “intends,” “may,” “plans” “projects,” “seeks,” “should,” “will,” and variations of such words or similar expressions. Our forward-looking statements reflect our current views about our plans, intentions, expectations, strategies and prospects, which are based on the information currently available to us and on assumptions we have made. Although we believe that our plans, intentions, expectations, strategies and prospects as reflected in or suggested by our forward-looking statements are reasonable, we can give no assurance that our plans, intentions, expectations, strategies or prospects will be attained or achieved and you should not place undue reliance on these forward-looking statements. Furthermore, actual results may differ materially from those described in the forward-looking statements and may be affected by a variety of risks and factors. Any forward-looking statement speaks only as of the date on which it is made. New risks and uncertainties arise over time, and it is not possible for us to predict those events or how they may affect us. Except as required by law, we are not obligated to, and do not intend to, update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.
Definitions and reconciliations: For definitions of certain terms used throughout this supplemental, including certain non-GAAP financial measures, see the Glossary on pages 17. For reconciliations of the non-GAAP financial measures to the most directly comparable GAAP measures, see pages 9-11.

2Q 2018 Supplemental

Plymouth Industrial REIT, Inc.
Management, Board of Directors & Investor Contacts

Corporate

260 Franklin Street, Suite 700
Boston, Massachusetts 02110
617.340.3814
www.plymouthreit.com

Executive and Senior Management

Jeffrey E. Witherell	Pendleton P. White, Jr.	Daniel C. Wright
Chief Executive Officer	President and Chief Investment	Executive Vice President
and Chairman	Officer	and Chief Financial Officer

Board of Directors

Martin Barber	Philip S. Cottone	Richard J. DeAgazio
Independent Director	Independent Director	Independent Director

David G. Gaw	Pendleton P. White, Jr.	Jeffery E. Witherell
Independent Director	President and Chief Investment	Chief Executive Officer
	Officer	and Chairman

Transfer Agent

Continental Stock Transfer & Trust Company
1 State Street, 30th Floor
New York, New York 10004
212.509.4000

Investor Relations

Tripp Sullivan
SCR Partners
615.760.1104
TSullivan@scr-ir.com

2Q 2018 Supplemental

Plymouth Industrial REIT, Inc.
Executive Summary

Company overview: Plymouth Industrial REIT, Inc. (NYSE American: PLYM) is a vertically integrated and self-managed real estate investment trust focused on the acquisition and operation of single and multi-tenant industrial properties located in secondary and select primary markets across the United States. The Company seeks to acquire properties that provide income and growth that enable the Company to leverage its real estate operating expertise to enhance shareholder value through active asset management, prudent property re-positioning and disciplined capital deployment.

Unaudited
As of 06/30/18
Select Portfolio Statistics

Number of Properties		51
Square Footage		9,484,117
Occupancy		93.4%
Weighted Average Lease Term Remaining		3.29

Balance Sheet ($ in thousands)

Cash		$ 12,128
Gross Assets		$ 381,258
Total Debt		$ 276,150
Net Debt (Total Debt less Cash)		$ 264,022
Net Debt / Gross Assets		69.3%

For the three months ended June 30,
Operating results ($ in thousands)	2018	2017

Total revenue	$ 12,047	$ 5,027
Net operating income	$ 8,189	$ 3,509

2018 Capital Activity ($ in thousands)

Increased secured line of credit agreement with KeyBank National	3/8/2018	$ 45,000
Secured 10 year term loan with Minnesota Insurance	4/30/2018	$ 21,500
Secured term loan with KeyBank	5/23/2018	$ 35,700
Repaid Torchlight Mezzanine Loan	5/24/2018	$ (35,000)
Subsequent Capital Activity:
Secured 10 year term loan with Aegon	7/10/2018	$ 78,000
Repaid MWG Portfolio Loan	7/10/2018	$ (79,800)
Issued 1,102,464 common shares @ $15.60 per share	7/23/2018	$ 16,253
Paid down KeyBank Term Loan	7/25/2018	$ (4,064)

2Q 2018 Supplemental

Plymouth Industrial REIT, Inc.
Transaction Activity Since IPO

Unaudited ($ in thousands) (at 6/30/2018)

Acquisitions
Location	Acquisition Date	# of Properties	Purchase Price (1)	Square Footage	Projected Initial Yield
Elgin/Arlington Heights, IL	4/9/2018	2	$ 15,675	269,999	8.0%
Elgin, IL	12/22/2017	1	4,050	75,000	9.7%
Atlanta. GA	12/21/2017	3	11,425	330,361	8.3%
Multiple	11/30/2017	15	99,750	3,027,987	8.1%
Memphis, TN	9/8/2017	1	3,700	131,904	8.6%
Memphis, TN	8/16/2017	1	7,825	235,000	10.5%
Columbus, OH	8/16/2017	1	3,700	121,440	9.0%
Indianapolis, IN	8/11/2017	2	16,875	606,871	8.5%
Southbend, IN	7/20/2017	5	26,000	667,000	8.5%

Total - Acquisitions		31	$ 189,000	5,465,562

(1) Represents total consideration paid rather than GAAP cost basis.

2Q 2018 Supplemental

Plymouth Industrial REIT, Inc.
Capitalization Analysis

Unaudited (in thousands except for per-share data and percentages)

	Three Months Ended
	6/30/2018	3/31/2018	12/31/2017	9/30/2017

Common Stock Data

Weighted-Average Shares Outstanding - Basic	3,400	3,647	3,656	3,636
Weighted-Average Shares Outstanding - Diluted	3,400	3,647	3,656	3,636
High Closing Price	$ 17.91	$ 18.52	$ 18.98	$ 19.00
Low Closing Price	$ 15.09	$ 16.25	$ 17.22	$ 16.50
Average Closing Price	$ 16.99	$ 17.46	$ 18.15	$ 17.90
Closing Price (as of period end)	$ 16.00	$ 17.18	$ 18.48	$ 18.21
Dividends / Share (annualized) (1)	$ 1.50	$ 1.50	$ 1.50	$ 1.50
Dividend Yield (annualized) (2)	9.4%	8.7%	8.1%	8.2%
Common Shares Outstanding (2)	3,556	3,556	3,819	3,813
Market Value of Common Shares (2)	$ 56,896	$ 61,092	$ 70,579	$ 69,433
Total Market Capitalization (2) (3)	$ 333,046	$ 314,217	$ 321,704	$ 243,258

Equity Research Coverage (4)

D.A. Davidson & Co.	National Securities Corporation
Barry Oxford	John Benda
646.885.5423	212.417.8127

Investor Conference Call and Webcast:
The Company will hold a conference call and live audio webcast, both open for the general public to hear, on August 9, 2018 at 10:00 a.m. Eastern Time. The number to call for this interactive teleconference is (412) 717-9587. A replay of the call will be available through August 16, 2018 by dialing (412) 317-0088 and entering the replay access code, 10122697.

(1) Based on annualized dividend declared for the quarter.
(2) Based on closing price and ending shares for the last trading day of the quarter.
(3) Market value of shares plus total debt as of quarter end.
(4) The analysts listed provide research coverage on the Company. Any opinions, estimates or forecasts regarding the Company's performance made by these analysts are theirs alone and do not represent opinions, estimates or forecasts by the Company or its management. The Company does not by reference above imply its endorsement of or concurrence with such information, conclusions or recommendations.

2Q 2018 Supplemental

Plymouth Industrial REIT, Inc.
Consolidated Balance Sheets (unaudited)

(in thousands)

	6/30/2018	3/31/2018	12/31/2017 (1)	9/30/2017
Assets:
Real estate properties:
Land	$ 63,688	$ 59,799	$ 59,797	$ 25,069
Building and improvements	257,175	244,428	243,605	165,066
Less accumulated depreciation	(32,809)	(28,828)	(25,013)	(22,094)

Total real estate properties, net	$ 288,054	$ 275,399	$ 278,389	$ 168,041

Cash and cash equivalents	12,128	13,097	19,163	10,818
Deferred lease intangibles, net	25,020	25,297	27,619	16,446
Other assets	7,430	5,284	4,782	2,286

Total assets	$ 332,632	$ 319,077	$ 329,953	$ 197,591

Liabilities:
Debt, net	$ 270,597	$ 247,753	$ 245,632	$ 169,196
Deferred interest	-	1,575	1,357	765
Accounts payable, accrued expenses and other liabilities	16,864	15,174	16,015	7,476
Deferred lease intangibles, net	6,657	6,261	6,807	1,911

Total liabilities	$ 294,118	$ 270,763	$ 269,811	$ 179,348

Preferred Stock - Series A	$ 48,868	$ 48,878	$ 48,931	$ -

Equity:
Common stock	$ 36	$ 36	$ 39	$ 39
Additional paid in capital	114,085	116,183	123,270	125,231
Accumulated deficit	(129,982)	(123,277)	(119,213)	(114,789)
Total Plymouth Industrial REIT, Inc. stockholders' equity	(15,861)	(7,058)	4,096	10,481
Noncontrolling interest	5,507	6,494	7,115	7,762

Total equity	$ (10,354)	$ (564)	$ 11,211	$ 18,243

Total liabilities, Series A preferred stock and equity	$ 332,632	$ 319,077	$ 329,953	$ 197,591

(1) Audited consolidated financial statements and notes for the year ended December 31, 2017 are available within our 2017 Annual Report on Form 10-K.

2Q 2018 Supplemental

Plymouth Industrial REIT, Inc.
Consolidated Statements of Operations - GAAP (unaudited)

(in thousands, except per-share amounts)

	Three Months Ended
	6/30/2018	3/31/2018	12/31/2017	9/30/2017
Revenues:
Rental income	$ 9,019	$ 8,483	$ 6,379	$ 4,699
Tenant recoveries	2,957	2,946	2,031	1,743
Other revenue	71	450	1	1

Total revenues	$ 12,047	$ 11,879	$ 8,411	$ 6,443

Operating expenses:
Property related	3,787	4,452	3,122	2,159
Depreciation and amortization	6,444	6,542	4,943	3,499
General and administrative	1,533	1,373	2,031	1,224
Acquisition costs	-	-	17	4

Total operating expenses	$ 11,764	$ 12,367	$ 10,113	$ 6,886

Operating income	$ 283	$ (488)	$ (1,702)	$ (443)

Other income (expense):
Gain on disposition of equity investment	-	-	8	223
Interest expense	(4,216)	(3,985)	(3,219)	(2,619)
Loss on debt extinguishment	(3,601)	-	-	-

Total other income (expense)	$ (7,817)	$ (3,985)	$ (3,211)	$ (2,396)

Net loss	$ (7,534)	$ (4,473)	$ (4,913)	$ (2,839)

Less: Net income attributable to noncontrolling interest	(829)	(463)	(489)	(157)

Net loss attributable to Plymouth Industrial REIT, Inc.	$ (6,705)	$ (4,010)	$ (4,424)	$ (2,682)

Less: Series A preferred stock dividends (2)	956	956	723	-
Less: Amount allocated to participating securities	46	61	128	-

Net income (loss) attributable to common stockholders	$ (7,707)	$ (5,027)	$ (5,275)	$ (2,682)

Net income (loss) attributable to common stockholders per share - basic and diluted	$ (2.27)	$ (1.38)	$ (1.44)	$ (0.74)

Weighted-average shares outstanding - basic	3,400	3,647	3,656	3,636
Weighted-average shares outstanding - diluted	3,400	3,647	3,656	3,636

(1) Audited consolidated financial statements and notes for the year ended December 31, 2017 are available within our 2017 Annual Report on Form 10-K.
(2) Preferred stock dividend for the fourth quarter of 2017 of $0.46875, which was pro-rated to $0.3542 per share to reflect the period commencing October 25, 2017 (original issue date) and ending December 31, 2017, was declared in December 2017 and paid in January 2018.

2Q 2018 Supplemental

Plymouth Industrial REIT, Inc.
Same Store Net Operating Income (NOI)

Unaudited (in thousands)

Trailing four quarter same store NOI	Three Months Ended
	6/30/2018	3/31/2018	12/31/2017	9/30/2017
Same store properties	20	20	20	20

Revenues:
Rental income	$ 3,423	$ 3,455	$ 3,626	$ 3,644
Tenant recoveries	1,425	1,382	1,334	1,392
Total operating revenues	$ 4,848	$ 4,837	$ 4,960	$ 5,036

Property expenses	$ 1,388	$ 1,815	$ 2,031	$ 1,606

Same store net operating income	$ 3,460	$ 3,022	$ 2,929	$ 3,430

Trailing two quarter same store NOI	Three Months Ended
	6/30/2018	3/31/2018
Same store properties	49	49

Revenues:
Rental income	$ 8,657	$ 8,483
Tenant recoveries	2,945	2,946
Total operating revenues	$ 11,602	$ 11,429

Property expenses	$ 3,707	$ 4,452

Same store net operating income	$ 7,895	$ 6,977

2Q 2018 Supplemental

Plymouth Industrial REIT, Inc.
NOI

Unaudited (in thousands)

	Three Months Ended
	6/30/2018	3/31/2018	12/31/2017	9/30/2017

Net loss	$ (7,534)	$ (4,473)	$ (4,913)	$ (2,839)

General and administrative	1,533	1,373	2,031	1,224
Acquisition expense	-	-	17	4
Interest expense	4,216	3,985	3,219	2,619
Depreciation and amortization	6,444	6,542	4,943	3,499
Loss on debt extinguishment	3,601	-	-	-
Other income	(71)	(450)	(9)	(224)

Net Operating Income	$ 8,189	$ 6,977	$ 5,288	$ 4,283

2Q 2018 Supplemental

Plymouth Industrial REIT, Inc.
Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA)

Unaudited (in thousands)

	Three Months Ended
	6/30/2018	3/31/2018	12/31/2017	9/30/2017

Net loss	$ (7,534)	$ (4,473)	$ (4,913)	$ (2,839)

Depreciation and amortization	6,444	6,542	4,943	3,499
Interest expense	4,216	3,985	3,219	2,619
Loss on debt extinguishment	3,601	-	-	-

EBITDA	$ 6,727	$ 6,054	$ 3,249	$ 3,279

2Q 2018 Supplemental

Plymouth Industrial REIT, Inc.
Funds from Operations (FFO) & Adjusted Funds from Operations (AFFO)

Unaudited (in thousands, except per-share amounts)

	Three Months Ended
	6/30/2018	3/31/2018	12/31/2017	9/30/2017

Net loss	$ (7,534)	$ (4,473)	$ (4,913)	$ (2,839)

Depreciation and amortization	6,444	6,542	4,943	3,499
Loss on debt extinguishment	3,601	-	-	-
Gain on disposition of equity investment	-	-	(8)	(223)

FFO	$ 2,511	$ 2,069	$ 22	$ 437

Preferred stock dividend	(956)	(956)	(723)	-
FFO attributable to common stockholders and unit holders	$ 1,555	$ 1,113	$ (701)	$ 437

Deferred finance fee amortization	466	387	259	202
Acquisition costs	-	-	17	4
Non-cash interest expense	560	247	900	565
Stock compensation	200	200	192	208
Straight line rent	(461)	(357)	(82)	(32)
Above/below market lease rents	(306)	(411)	(168)	(89)
Recurring capital expenditures (1)	(350)	(992)	(227)	(63)
AFFO	$ 1,664	$ 187	$ 190	$ 1,232

Weighted average common shares and units outstanding	3,977	4,232	4,234	3,913

FFO attributable to common stockholders and unit holders per share	$ 0.39	$ 0.26	$ (0.17)	$ 0.11

AFFO attributable to common stockholders and unit holders per share	$ 0.42	$ 0.04	$ 0.04	$ 0.31

(1) Excludes non-recurring capital expenditures of $874, $373, $819 and $440 for the three months ending June 30, March 31, 2018, December 31, and September 30, 2017, respectively.

2Q 2018 Supplemental

Plymouth Industrial REIT, Inc.
Debt Overview

Unaudited ($ in thousands) at 6/30/2018
Debt Instrument - Secured Facility	Maturity	Rate	Rate Type	Properties Encumbered	Balance	% of Total Debt
$45 million line of credit	August-21	4.75%(1)	Floating	9	$ 19,150	6.9%
$120 million AIG Loan	October-23	4.08%	Fixed	20	$ 120,000	43.5%
$79.8 million MWG Loan	November-19	5.08% (2)	Floating	15	$ 79,800	28.9%
$35.7 million KeyBank Term Loan (4)	August-21	9.09% (3)	Floating	-	$ 35,700	12.9%
$21.5 million Minnesota Life Loan	May-28	3.78%	Fixed	6	$ 21,500	7.8%
				50	$ 276,150	100.0%

Balance Sheet ($ in thousands) at 6/30/2018
Cash	$ 12,128
Gross Assets (5)	$ 381,258
Total Debt	$ 276,150
Net Debt	$ 264,022

Subsquent Event
On July 10, 2018, we entered into a secured loan agreement with Aegon USA Realty Advisors, as agent for one of its affiliated life insurance companies, or the Aegon Lender, in the original principal amount of $78,000. The Aegon Secured Term Loan bears interest at 4.35% per annum and has a ten-year term, maturing on August 1, 2028. The Aegon Secured Term Loan provides for monthly payments of interest only for the first year of the term and thereafter monthly principal and interest payments based on a 30-year amortization period. The borrowings under the Aegon Secured Term Loan are secured by first lien mortgages on eighteen of the Company’s properties. Proceeds from the Aegon Secured Term Loan were used to retire the outstanding borrowings under the MWG Portfolio Secured Loan.

(1) Interest rate paid for the month of June 30, 2018. Borrowings under the Line of Credit Agreement bear interest at either (1) the base rate (determined from the highest of (a) KeyBank’s prime rate, (b) the federal funds rate plus 0.50% and (c) the one month LIBOR rate plus 1.0%) or (2) LIBOR, plus, in either case, a spread between 250 and 300 basis points depending on our total leverage ratio.
(2) Interest rate paid for the month of June 30, 2018. Interest for the first year at a rate per annum equal to LIBOR plus 3.10% and for the second year at a rate per annum equal to LIBOR plus 3.35%.
(3) Interest rate for the month of June 30, 2018. Borrowings under the KeyBank Term Loan bear interest at either (1) LIBOR plus 7% or (2) KeyBank’s base rate plus 6%.
(4) The KeyBank Term Loan is secured by Plymouth Industrial REIT's equity interest within the Plymouth 20 and each of its property owning subsidiaries.
(5) The carrying amount of total assets plus accumulated depreciation and amortization, as reported in the Company's consolidated financial statements.

2Q 2018 Supplemental

Plymouth Industrial REIT, Inc.
Property Overview - Square Feet & Occupancy

Unaudited ($ in thousands) at 6/30/18

Property	Market	Rentable Square Feet	Leased Square Feet	Occupancy
32 Dart Road	Atlanta	194,800	194,800	100.0%
1665 Dogwood Drive SW	Atlanta	198,000	198,000	100.0%
1715 Dogwood Drive	Atlanta	100,000	100,000	100.0%
11236 Harland Drive	Atlanta	32,361	32,361	100.0%
Subtotal - Atlanta		525,161	525,161	100.0%
11351 W 183rd Street	Chicago	18,768	18,768	100.0%
11601 Central Avenue	Chicago	260,000	260,000	100.0%
13040 South Pulaski Avenue	Chicago	395,466	395,466	100.0%
1355 Holmes Road	Chicago	82,456	82,456	100.0%
13970 West Laurel Drive	Chicago	70,196	70,196	100.0%
1455-1645 Greenleaf Avenue	Chicago	150,000	150,000	100.0%
1600 Fleetwood Drive	Chicago	247,000	247,000	100.0%
1750 South Lincoln Drive	Chicago	499,200	499,200	100.0%
1796 Sherwin Avenue	Chicago	98,879	98,879	100.0%
1875 Holmes Road	Chicago	134,415	134,415	100.0%
189 Seegers Road	Chicago	25,000	25,000	100.0%
2401 Commerce Drive	Chicago	78,574	78,574	100.0%
28160 North Keith Drive	Chicago	77,924	77,924	100.0%
3 West College Drive	Chicago	33,263	33,263	100.0%
3841-3865 Swanson Court	Chicago	99,625	99,625	100.0%
3940 Stern Avenue	Chicago	146,798	146,798	100.0%
440 South McLean	Chicago	74,613	74,613	100.0%
6000 West 73rd Street	Chicago	148,091	148,091	100.0%
6510 West 73rd Street	Chicago	306,552	306,552	100.0%
6558 West 73rd Street	Chicago	301,000	301,000	100.0%
6751 Sayre Avenue	Chicago	242,690	242,690	100.0%
7200 Mason Ave	Chicago	207,345	207,345	100.0%
5110 South 6th Street	Milwaukee	58,500	58,500	100.0%
525 West Marquette Avenue	Milwaukee	112,144	40,000	35.7%
Subtotal - Chicago		3,868,499	3,796,355	98.1%
Mosteller Distribution Center	Cincinnati	358,386	358,386	100.0%
4115 Thunderbird Lane	Cincinnati	70,000	70,000	100.0%
Subtotal - Cincinnati		428,386	428,386	100.0%
3500 Southwest Boulevard	Columbus	527,127	527,127	100.0%
3100 Creekside Parkway	Columbus	340,000	-	0.0%
8288 Green Meadows Dr.	Columbus	300,000	300,000	100.0%
8273 Green Meadows Dr.	Columbus	77,271	77,271	100.0%
7001 American Pkwy	Columbus	54,100	54,100	100.0%
2120 - 2138 New World Drive	Columbus	121,200	121,200	100.0%
Subtotal - Columbus		1,419,698	1,079,698	76.1%
3035 North Shadeland Ave	Indianapolis	562,497	537,497	95.6%
3169 North Shadeland Ave	Indianapolis	44,374	41,960	94.6%
5861 W Cleveland Road	South Bend	62,550	62,550	100.0%
West Brick Road	South Bend	101,450	101,450	100.0%
4491 N Mayflower Road	South Bend	77,000	77,000	100.0%
5855 West Carbonmill Road	South Bend	198,000	198,000	100.0%
4955 Ameritech Drive	South Bend	228,000	228,000	100.0%
Subtotal - Indianapolis/South Bend		1,273,871	1,246,457	97.8%
6005, 6045 & 6075 Shelby Dr.	Memphis	202,303	167,018	82.6%
210 American Dr.	Jackson	638,400	638,400	100.0%
3635 Knight Road	Memphis	131,904	131,904	100.0%
Business Park Drive	Memphis	235,006	128,457	54.7%
Subtotal - Memphis/Jackson		1,207,613	1,065,779	88.3%
7585 Empire Drive	Florence, KY	148,415	148,415	100.0%
56 Milliken Road	Portland, ME	200,625	200,625	100.0%
4 East Stow Road	Marlton, NJ	156,279	134,959	86.4%
1755 Enterprise Parkway	Cleveland, OH	255,570	234,370	91.7%
Subtotal - Others		760,889	718,369	94.4%
Total - All Properties		9,484,117	8,860,205	93.4%

2Q 2018 Supplemental

Plymouth Industrial REIT, Inc.
Market Summary

Unaudited (SF and $ in thousands) (at 6/30/2018)

Geography	State	Properties	Total Acquisition Cost (1)	Gross Real Estate Assets (2)	% Gross Real Estate Assets
Atlanta	GA	4	$ 17,045	$ 15,765	4.9%
Chicago	IL, WI	24	154,140	143,179	44.6%
Cincinnati	OH	2	14,900	13,349	4.2%
Columbus	OH	6	50,982	48,427	15.1%
Indianapolis/South Bend	IN	7	43,450	38,358	12.0%
Memphis/Jackson	TN	4	31,608	26,345	8.2%
Other	Various	4	39,000	35,163	11.0%
Total		51	$ 351,125	$ 320,586	100%

(1) Total acquisition cost prior to allocations per US GAAP.
(2) The gross book value of real estate assets as of June 30, 2018 excluding $277 in leasehold improvements related to our Corporate office. Gross book value of real estate assets excludes depreciation and the allocation of the acquisition cost towards intangible asset and liabilities required by US GAAP.

2Q 2018 Supplemental

Plymouth Industrial REIT, Inc.
Leasing Activity

Year	Type	Square Footage	Percent	Expiring Rent	New Rent	% Change	Tenant Improvements $/SF/YR	Lease Commissions $/SF/YR

2017	Renewals	234,679	84.1%	$ 4.25	$ 4.51	6.2%	$ 0.07	$ 0.13
	New Leases	44,268	15.9%	$ 2.16	$ 3.00	38.7%	$ 0.41	$ 0.27
	Total	278,947	100.0%	$ 3.92	$ 4.27	9.1%	$ 0.13	$ 0.15

Q1 2018	Renewals	146,798	47.5%	$ 4.25	$ 4.30	1.2%	$ -	$ 0.11
	New Leases	162,119	52.5%	$ 3.17	$ 3.99	26.1%	$ 0.09	$ 0.04
	Total	308,917	100.0%	$ 3.68	$ 4.07	10.6%	$ 0.05	$ 0.07

Q2 2018	Renewals	146,874	13.1%	$ 4.83	$ 5.00	3.6%	$ 0.14	$ 0.13
	New Leases	664,828	59.3%	$ 3.67	$ 3.92	6.9%	$ 0.42	$ 0.25
	Total	811,702	100.0%	$ 3.88	$ 4.21	8.4%	$ 0.37	$ 0.23

2018	Renewals	293,672	26.2%	$ 4.54	$ 4.65	2.4%	$ 0.07	$ 0.11
	New Leases	826,947	73.8%	$ 3.58	$ 3.94	10.0%	$ 0.35	$ 0.21
	Total	1,120,619	100.0%	$ 3.83	$ 4.13	7.7%	$ 0.28	$ 0.18

Total	Renewals	528,351	37.8%	$ 4.41	$ 4.59	4.1%	$ 0.07	$ 0.12
	New Leases	871,215	62.2%	$ 3.51	$ 3.89	10.9%	$ 0.36	$ 0.22
	Total	1,399,566	100%	$ 3.85	$ 4.16	8.0%	$ 0.25	$ 0.18

2Q 2018 Supplemental

Plymouth Industrial REIT, Inc.
Lease Expiration Schedule

Unaudited ($ in thousands) (at 6/30/2018)

Year	Square Footage	Annualized Base Rent (ABR) (1)	% of ABR Expiring (2)
Available	623,911	$ -	-
2018	439,676	2,345	7.0%
2019	1,480,835	4,897	14.6%
2020	1,613,610	5,596	16.7%
2021	2,173,308	8,190	24.4%
2022	963,685	4,510	13.5%
Thereafter	2,189,092	7,996	23.8%
Total	9,484,117	$ 33,534	100.0%

Percent of ABR Expiring
30.0%
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
7.0%
14.6%
16.7%
24.4%
13.5%
23.8%
Available
2018
2019
2020
2021
2022
Thereafter

(1) Annualized base rent is calculated as monthly contracted base rent per the terms of such lease, as of June 30, 2018, multiplied by 12. Excludes billboard and antenna revenue and rent abatements.
(2) Calculated as annualized base rent set forth in this table divided by total annualized base rent for the Company Portfolio as of June 30, 2018.

2Q 2018 Supplemental

Plymouth Industrial REIT, Inc.
Glossary

Non-GAAP Financial Measures Definitions:
Net Operating Income (NOI): We consider net operating income, or NOI, to be an appropriate supplemental measure to net income because it helps both investors and management understand the core operations of our properties. We define NOI as total revenue (including rental revenue, tenant reimbursements, management, leasing and development services revenue and other income) less property-level operating expenses including allocated overhead. NOI excludes depreciation and amortization, general and administrative expenses, impairments, gain/loss on sale of real estate, interest expense, and other non-operating items.
EBITDA: We believe that earnings before interest, taxes, depreciation and amortization, or EBITDA, is helpful to investors as a supplemental measure of our operating performance as a real estate company because it is a direct measure of the actual operating results of our industrial properties. We also use this measure in ratios to compare our performance to that of our industry peers. EBITDA as presented herein is equal to EBITDAre as defined by NAREIT.
Funds From Operations attributable to common stockholders (“FFO”): Funds from operations, or FFO, is a non-GAAP financial measure that is widely recognized as a measure of REIT operating performance. We consider FFO to be an appropriate supplemental measure of our operating performance as it is based on a net income analysis of property portfolio performance that excludes non-cash items such as depreciation. The historical accounting convention used for real estate assets requires straight-line depreciation of buildings and improvements, which implies that the value of real estate assets diminishes predictably over time. Since real estate values rise and fall with market conditions, presentations of operating results for a REIT, using historical accounting for depreciation, could be less informative. We define FFO, consistent with the National Association of Real Estate Investment Trusts, or NAREIT, definition, as net income, computed in accordance with GAAP, excluding gains (or losses) from sales of property, depreciation and amortization of real estate assets, impairment losses, loss on extinguishment of debt and after adjustments for unconsolidated partnerships and joint ventures. Adjustments for unconsolidated partnerships and joint ventures will be calculated to reflect FFO on the same basis. Other equity REITs may not calculate FFO (in accordance with the NAREIT definition) as we do, and, accordingly, our FFO may not be comparable to such other REITs’ FFO. FFO should not be used as a measure of our liquidity, and is not indicative of funds available for our cash needs, including our ability to pay dividends.
Adjusted Funds From Operations attributable to common stockholders (“AFFO”): Adjusted funds from operation, or AFFO, is presented in addition to FFO. AFFO is defined as FFO, excluding certain non-cash operating revenues and expenses, acquisition and transaction related costs for transactions not completed and recurring capitalized expenditures. Recurring capitalized expenditures includes expenditures required to maintain and re-tenant our properties, tenant improvements and leasing commissions. AFFO further adjusts FFO for certain other non-cash items, including the amortization or accretion of above or below market rents included in revenues, straight line rent adjustments, impairment losses, non-cash equity compensation and non-cash interest expense. We believe AFFO provides a useful supplemental measure of our operating performance because it provides a consistent comparison of our operating performance across time periods that is comparable for each type of real estate investment and is consistent with management’s analysis of the operating performance of our properties. As a result, we believe that the use of AFFO, together with the required GAAP presentations, provide a more complete understanding of our operating performance. As with FFO, our reported AFFO may not be comparable to other REITs’ AFFO, should not be used as a measure of our liquidity, and is not indicative of our funds available for our cash needs, including our ability to pay dividends.
Other Definitions:
GAAP: U.S generally accepted accounting principles.

Gross Assets: the carrying amount of total assets plus accumulated depreciation and amortization, as reported in the Company’s consolidated financial statements. For gross assets as of June 30, 2018 and December 31, 2017, the calculation is as follows:

6/30/2018
Total Assets	$332,632
Add back depreciation expense	32,809
Add back intangible asset amortization	15,817
Gross assets	$381,258

Non-Recurring Capital Expenditures: Non-recurring capital expenditures include capital expenditures of long lived improvements required to upgrade/replace existing systems or items that previously did not exist.
Occupancy: We define occupany as the percentage of total leasable square footage in which either the sooner of lease term commencement or revenue recognition in accordance to GAAP has commenced as of the close of the reporting period.
Recurring Capital Expenditures: Recurring capitalized expenditures includes capital expenditures required to maintain and re-tenant our properties, tenant improvements and leasing commissions.
Same Store Portfolio: Our Same Property Portfolio is a subset of our consolidated portfolio and includes properties that were wholly-owned by us for the entire period presented. The trailing 4 quarters same store portfolio includes properties owned as of April 1, 2017, and still owned by us as of June 30, 2018. Therefore, we excluded from our Same Store Portfolio any properties that were acquired or sold during the period from April 1, 2017 through June 30, 2018. The trailing 2 quarters same store portfolio includes properties owned as of January 1, 2018, and still owned by us as of June 30, 2018. Therefore, we excluded from our Same Store Portfolio any properties that were acquired or sold during the period from January 1, 2018 through June 30, 2018. The Company's computation of same store NOI may not be comparable to other REITs.
Weighted average lease term remaining: The average contractual lease term remaining as of the close of the reporting period (in years) weighted by square footage.

2Q 2018 Supplemental